UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022

PBF LOGISTICS LP

(Exact name of registrant as specified in its charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of principal executive offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	PBFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 27, 2022 (the “Signing Date”), PBF Energy Inc., a Delaware corporation (“PBF Energy”), PBF Energy Company LLC, a Delaware limited liability company and subsidiary of PBF Energy (“PBF LLC”), PBFX Holdings Inc., a Delaware corporation and wholly owned subsidiary of PBF LLC (“PBFX Holdings”), Riverlands Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of PBF LLC (“Merger Sub”), PBF Logistics LP, a Delaware limited partnership (“PBFX”), and PBF Logistics GP LLC, a Delaware limited liability company and the general partner of PBFX (the “PBFX GP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into PBFX (the “Merger”), with PBFX surviving as a subsidiary of PBF Energy, owned 99% by PBF LLC and 1% by PBFX Holdings.

Under the terms of the Merger Agreement, at the effective time of the Merger, each outstanding common unit representing limited partner interests in PBFX (the “Common Units”) that is held immediately before the closing of the Merger by a holder of Common Units other than PBF Energy, PBF LLC, PBFX Holdings, PBFX or PBFX GP (such units, the “Public Common Units,” and such holders of Public Common Units, the “Public Common Unitholders”) will be converted into the right to receive: (i) 0.270 of a share of PBF Energy Class A common stock, par value $0.001 per share (the “Parent Common Stock”), and (ii) $9.25 in cash, without interest. Cash will be paid in lieu of any issuance of fractional shares of Parent Common Stock. The Common Units indirectly held by PBF Energy and the General Partner Interest (as defined in PBFX’s Third Amended and Restated Agreement of Limited Partnership, dated as of February 28, 2019 (the “Partnership Agreement”)) issued and outstanding immediately prior to the effective time of the Merger shall be unaffected by the Merger and shall remain outstanding.

The Conflicts Committee (the “Conflicts Committee”) (which consists of the three members of the Board of Directors of PBFX GP (the “GP Board”) who are independent under PBFX’s governance guidelines and the listing standards of the NYSE and who are not also executive officers or members of the PBF Energy board) of the GP Board in good faith, unanimously resolved (i) that the Merger Agreement and the Support Agreement (as defined below) and the transactions contemplated thereby, including the Merger, on the terms and conditions set forth in the Merger Agreement and the Support Agreement, are fair and reasonable to, and in the best interests of, the Public Common Unitholders and, assuming PBF Energy approves the Merger, PBFX, (ii) to approve the Merger Agreement and the Support Agreement and the transactions contemplated thereby, including the Merger, upon the terms and conditions set forth in the Merger Agreement and the Support Agreement (the foregoing constituting “Special Approval” as defined in the Partnership Agreement), (iii) to recommend that the GP Board approve (x) the Merger Agreement and the Support Agreement and the transactions contemplated thereby, including the Merger upon the terms and conditions set forth in the Merger Agreement and the Support Agreement, and (y) the execution, delivery and performance of the Merger Agreement and the Support Agreement and the transactions contemplated thereby, and (iv) to recommend to the GP Board that the GP Board (x) resolve to direct that the Merger Agreement be submitted to a vote of the holders of Common Units, and (y) recommend approval of the transactions contemplated by the Merger Agreement, including the Merger, by the holders of Common Units.

The GP Board, acting upon the approval and recommendation of the Conflicts Committee, unanimously (i) approved the Merger Agreement and the Support Agreement and the transactions contemplated thereby, including the Merger, and the execution, delivery and performance of the Merger Agreement and the Support Agreement, (ii) approved the submission of the Merger Agreement and the transactions contemplated thereby, including the Merger, to a vote of the holders of Common Units, and (iii) determined to recommend approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, by the holders of Common Units.

Concurrently with the execution of the Merger Agreement, PBF Energy and PBF LLC, as the record and beneficial owner of 29,953,631 Common Units as of the date thereof, entered into a Voting and Support Agreement, dated as of the Signing Date, with PBFX (the “Support Agreement”), pursuant to which, among other things, PBF Energy agrees to cause PBF LLC, in its capacity as a limited partner of PBFX, to vote its Common Units in favor of the Merger Agreement and the transactions contemplated thereby, including the Merger.

The Merger Agreement contains customary representations and warranties from the parties, and each party has agreed to customary covenants, including, among others, covenants relating to (i) with respect to PBF Energy, PBFX and PBFX GP, the conduct of business during the interim period between the execution of the Merger Agreement and the effective time of the Merger and (ii) the obligation to use reasonable best efforts to cause the Merger to be consummated.

Completion of the Merger is subject to certain customary conditions, including, among others: (i) there being no law, injunction, judgment or ruling prohibiting consummation of the transactions contemplated under the Merger Agreement or making the consummation of the transactions contemplated thereby illegal; (ii) subject to specified materiality standards, the accuracy of certain representations and warranties of the parties as of the date of execution of the Merger Agreement and as of the closing date; (iii) compliance by the parties in all material respects with their covenants and obligations under the Merger Agreement; and (iv) approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, by a majority of the Common Units (inclusive of the Common Units owned by PBF LLC). Additionally, in order to complete the Merger, PBF Energy and PBF LLC will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, and the parties will file with the SEC other relevant documents, including a proxy statement and Schedule 13E-3. The SEC may review these documents and any review by the SEC may affect the timing of the completion of the Merger.

The Merger Agreement contains certain termination rights for both PBF Energy and PBFX, including, among others, (i) by PBF Energy or PBFX, if the Merger is not consummated by March 31, 2023, and (ii) by PBF Energy or PBFX, if the GP Board or the Conflicts Committee take certain actions with respect to its recommendation of the Merger prior to the partnership unitholder meeting. In the event of a termination as a result of actions with respect to the GP Board or Conflicts Committee recommendation, PBFX shall be obligated to pay PBF Energy a termination fee of $5 million. In the event of certain other terminations, a party will be obligated to pay the other party’s expenses subject to a cap of $10 million.

The closing of the transactions contemplated by the Merger Agreement are to occur on the second business day after the satisfaction or waiver of the conditions to the Merger provided in the Merger Agreement (other than the conditions that by their nature are to be satisfied at the closing of the Merger).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference. The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Support Agreement, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated herein by reference.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about PBF Energy, PBF LLC, PBFX or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement that were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of PBF Energy, PBF LLC, PBFX or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in PBF Energy’s, PBF LLC’s or PBFX’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the proxy statement/prospectus that the parties will be filing in connection with the Merger, as well as in the other filings that each of PBF Energy, PBF LLC and PBFX make with the SEC.

Item 5.01 Changes in Control of Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 28, 2022, PBFX and PBF Energy issued a press release announcing the entry into the Merger Agreement. A copy of the press release covering such announcement and certain other matters is attached hereto as Exhibit 99.1.

The information in this Item 7.01 (including the exhibits referenced therein) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as specifically identified therein as being incorporated by reference.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” (as that term is defined under the federal securities laws). These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond PBFX’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in PBFX’s filings with the SEC, as well as the risks disclosed in our other SEC filings, risks related to the merger, including the timing to consummate the transaction, the ability to obtain the requisite PBFX unitholder approval and diversion of management time on merger-related issues; risks relating to the securities markets generally, the impact of adverse market conditions impacting PBFX’s logistics and other assets, the possibility that PBFX may not consummate any potential future acquisitions, PBFX’s plans for financing any potential future acquisitions, the duration and severity of the COVID-19 pandemic, and other risks inherent in PBFX’s business. All forward-looking statements speak only as of the date hereof. PBFX undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

NO OFFER OR SOLICITATION

This report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, PBF Energy will file with the SEC a registration statement on Form S-4, which will include a prospectus of PBF Energy and a proxy statement of PBFX. Each of PBF Energy, PBF LLC and PBFX may also file other documents with the SEC regarding the proposed transaction. PBFX will mail the proxy statement/prospectus to its unitholders. This document is not a substitute for any prospectus, proxy statement or any other document which PBF Energy, PBF LLC or PBFX may file with the SEC in connection with the proposed transaction. Investors and equityholders of PBF Energy and PBFX are advised to carefully read the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction (when they become available), free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from PBF Energy’s website (www.pbfenergy.com) under the tab “Investors” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from PBFX’s website (www.pbflogistics.com) under the tab “Financial Information” and then under the heading “SEC Filings.”

PARTICIPANTS IN THE SOLICITATION

PBF Energy, PBF LLC, PBFX, PBFX GP and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from PBFX unitholders in favor of the proposed transaction and related matters. Information regarding the persons who may under the rules of the SEC, be deemed participants in the solicitation of PBFX unitholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about PBF Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on April 13, 2022. You can find information about PBFX’s executive officers and directors in its annual report on Form 10-K filed with the SEC on February 17, 2022. Additional information about PBF Energy’s executive officers and directors and PBFX’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated July 27, 2022, by and among PBF Energy Inc., PBF Energy Company LLC, PBFX Holdings Inc., Riverlands Merger Sub LLC, PBF Logistics LP and PBF Logistics GP LLC

10.1	Voting and Support Agreement, dated July 27, 2022, by and among PBF Energy Inc., PBF Energy Company LLC and PBF Logistics LP

99.1	Joint Press Release dated July 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
	By:	PBF Logistics GP LLC, its general partner

Date: July 28, 2022	By:	/s/ Trecia Canty
Trecia Canty
Authorized Officer